UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06175

ECLIPSE FUNDS INC.

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 624-6782

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Item 1.	Reports to Stockholders.

MainStay High Yield Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

This page intentionally left blank

Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (800-624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (12/14/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2.44 7.27%	9.06 14.20%	11.53 12.57%	10.87 11.82%	1.61 1.61%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2.40 7.22	9.05 14.19	11.64 12.67	10.92 11.87	1.64 1.64
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5.87 6.87	12.44 13.44	11.72 11.72	10.99 10.99	2.36 2.36
Class I Shares	No Sales Charge		7.43	14.54	12.91	12.15	1.39

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index[4]	7.26%	14.01%	10.98%	10.38%
Average Lipper High Yield Fund[5]	6.88	12.83	8.97	8.31

4.	The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The average Lipper high yield fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,072.70	$7.35	$1,017.70	$7.15

Class A Shares	$1,000.00	$1,072.20	$7.50	$1,017.60	$7.30

Class C Shares	$1,000.00	$1,068.70	$11.18	$1,014.00	$10.89

Class I Shares	$1,000.00	$1,074.30	$6.22	$1,018.80	$6.06

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.43% for Investor Class, 1.46% for Class A, 2.18% for Class C and 1.21% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2013 (excluding short-term investment)

1.	American International Group, Inc., 4.875%–8.625%, due 3/15/67–5/22/68

2.	Ford Motor Co.

3.	Reynolds Group Issuer, Inc., 8.25%–9.875%, due 5/15/18–2/15/21

4.	Royal Bank of Scotland N.V., 4.70%, due 6/10/19

5.	MGM Resorts International, 6.75%–8.625%, due 2/1/19–10/1/20
6.	First Data Corp., 7.375%–10.625%, due 6/15/19–6/15/21

7.	Chesapeake Energy Corp., 6.625%, due 8/15/20

8.	Sprint Nextel Corp., 6.00%–8.375%, due 8/15/17–11/15/22

9.	Caesars Operating Escrow LLC / Caesars Escrow Corp., 9.00%, due 2/15/20

10.	Sprint Capital Corp., 6.90%–8.75%, due 5/1/19–3/15/32

Top Five Short Positions as of April 30, 2013

1.	United States Treasury Notes, 0.875%–3.50%, due 2/28/17–2/15/18
2.	Levi Strauss & Co., 7.625%, due 5/15/20
3.	Nordstrom, Inc., 6.25%, due 1/15/18
4.	SunTrust Bank, 7.25%, due 3/15/18
5.	Royal Caribbean Cruises, Ltd., 7.50%, due 10/15/27

8	MainStay High Yield Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, Michael Kimble and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Opportunities Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay High Yield Opportunities Fund returned 7.27% for Investor Class shares, 7.22% for Class A shares and 6.87% for Class C shares for the six months ended April 30, 2013. Over the same period, the Fund’s Class I shares returned 7.43%. Investor Class, Class A and Class I shares outperformed—and Class C shares underperformed—the 6.88% return of the average Lipper1 high yield fund for the reporting period. Investor Class and Class I shares outperformed—and Class A and Class C shares underperformed— the 7.26% return of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index2 for the six months ended April 30, 2013. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index and its peers was primarily driven by the Fund’s overweight position in higher-beta3 high-yield securities, which were the strongest performers within the high-yield bond market during the reporting period.

What was the Fund’s duration4 strategy during the reporting period?

The Fund’s duration was shorter than that of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index during the reporting period. In general, high-yield bonds tend to have shorter durations than their investment-grade counterparts. These bonds also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates. During the reporting period, we used U.S. Treasury futures to further reduce the Fund’s duration and its exposure to a rise in interest rates.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

There were many macro factors to consider, and the Fund experienced periods of market volatility. Even so, we did not make any material changes to the Fund’s positioning during the reporting period. Toward the beginning of the economic recovery in the United States (before the reporting period began), we had judged that accommodative monetary policy by the Federal Reserve and improving economic data would be positive signs for spread5 product such as high-yield corporate bonds.

During the reporting period, we saw several reasons to believe that the market would continue to favor spread product. The low interest-rate environment sparked healthy demand for higher-yielding products. Improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads (or less compensation for assuming credit risk) alongside a favorable balance of supply and demand for corporate debt.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The top-performing industries in the high-yield market during the reporting period included insurance, technology, financial services, consumer cyclicals and basic industry. The industries that did not perform as well included media, energy, consumer noncyclicals, utilities and telecommunications.

Positive consumer sentiment and improving economic data continued to positively affect the Fund’s investments in the gaming and housing industries. The Fund’s domestic and European holdings in the financials industry continued to generate strong results, in large part because of accommodative monetary policies around the globe.

Active sector rotation has been less important at this stage in the economic cycle, as we continue to maintain a Fund beta at or slightly above the market.

During the reporting period, which individual holdings were among the Fund’s strongest positive performers and which holdings were particularly weak?

Among the top performers were insurance companies American International Group and Liberty Mutual Group, consumer loan company Springleaf Finance and mining company Aleris International. The Fund’s laggards included oil & gas company OGX

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com	9

Austria, telecommunications companies MetroPCS Wireless and Frontier Communications, and electric power producers Calpine and Texas Competitive Electric Holdings.

Did the Fund make any significant purchases or sales during the reporting period?

While there were no significant changes in the Fund’s overall positioning during the reporting period, we added some positions and eliminated others. The Fund purchased bonds of Dupont Performance Coatings and DaVita HealthCare Partners. The Dupont Performance Coatings bonds were issued to fund the purchase of Dupont’s coating business from the parent chemical company Dupont. Dupont Performance Coatings is a global leader in paint and sealants for automobiles. In our view, the bonds were attractive because of the company’s stable financial profile and above-market yield. DaVita Healthcare Partners is one of the major companies providing dialysis services; and in our opinion, it has a stable financial profile.

During the reporting period, the Fund sold positions in food services company Aramark and coal producer Cloud Peak Energy. We believe that Aramark is a solid company, but we sold the Fund’s bond position because it was trading above its call price. We believe the bonds represented a refinancing candidate and had no upside potential. We sold the bonds of

Cloud Peak Energy because they were trading with a tight spread while the dynamics of the coal industry were deteriorating.

How did the Fund’s sector weightings change during the reporting period?

Aside from the purchases and sales already mentioned, we made no significant changes to the Fund’s sector weightings relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index. Instead, we maintained the Fund’s positioning as we sought to take advantage of a market where we believed credit spreads would continue to tighten.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2013, the Fund’s most significantly overweight positions relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index were in the gaming and housing industries and the financials sector. As of the same date, the Fund’s most significantly underweight positions relative to the Index were in the health care and energy industries. Additionally, the Fund’s duration was shorter than that of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index as of April 30, 2013.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Opportunities Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 92.5%† Asset-Backed Securities 2.6%
Airlines 0.5%
America West Airlines Pass-Through Trust Series 2000-1, Class G 8.057%, due 1/2/22	$1,587,138	$1,769,659
American Airlines Pass-Through Trust Series 2001-1, Class A1 6.977%, due 11/23/22 (a)	1,333,829	1,333,829
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 3/1/21	1,659,021	1,824,924
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	898,952	1,006,826

		5,935,238

Home Equity 1.9%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.26%, due 10/25/36 (b)(c)	2,773,223	2,315,627
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.27%, due 5/25/37 (b)(c)	713,477	591,288
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.26%, due 4/25/37 (b)(c)	138,235	133,631
First NLC Trust Series 2007-1, Class A1 0.27%, due 8/25/37 (b)(c)(d)	1,138,586	593,979
GSAA Home Equity Trust
Series 2006-14, Class A1 0.25%, due 9/25/36 (b)(c)	489,003	260,276
Series 2006-18, Class AV1 0.27%, due 11/25/36 (b)(c)	122,096	51,539
Series 2007-5, Class 2A1A 0.32%, due 4/25/47 (b)(c)	467,031	361,281
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.33%, due 4/25/37 (b)(c)	583,662	539,777
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.30%, due 4/25/37 (b)(c)	1,893,672	1,683,574
JP Morgan Mortgage Acquisition Corp.
Series 2007-HE1, Class AF1 0.30%, due 3/25/47 (b)(c)	871,701	644,230
Series 2007-CH2, Class AF2 5.294%, due 1/25/37 (c)(e)	1,986,849	1,692,160

	Principal Amount	Value

Home Equity (continued)
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.31%, due 3/25/37 (b)(c)	$2,111,374	$1,502,228
Morgan Stanley ABS Capital I, Inc.
Series 2006-HE6, Class A2B 0.30%, due 9/25/36 (b)(c)	1,211,341	844,535
Series 2006-HE8, Class A2B 0.30%, due 10/25/36 (b)(c)	236,782	148,389
Series 2007-NC2, Class A2FP 0.35%, due 2/25/37 (b)(c)	1,853,430	1,051,908
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 0.30%, due 7/25/36 (b)(c)	653,145	447,473
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (c)(e)	3,301,848	2,020,081
Securitized Asset Backed Receivables LLC Trust
Series 2006-FR4, Class A2A 0.28%, due 8/25/36 (b)(c)	3,268,695	1,397,433
Series 2007-BR4, Class A2A 0.29%, due 5/25/37 (b)(c)	1,209,131	696,769
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.28%, due 6/25/37 (b)(c)	1,745,226	1,663,720
Series 2006-EQ2, Class A2 0.31%, due 1/25/37 (b)(c)	2,123,438	1,391,026
Specialty Underwriting & Residential Finance Series 2006-BC4, Class A2B 0.31%, due 9/25/37 (b)(c)	2,939,912	2,557,926

		22,588,850

Student Loans 0.2%
Keycorp Student Loan Trust
Series 2006-A, Class 2A2 0.363%, due 6/27/25 (b)	103,210	103,049
Series 2000-A, Class A2 0.608%, due 5/25/29 (b)	3,162,188	2,924,281

		3,027,330

Total Asset-Backed Securities (Cost $32,260,219)		31,551,418

Convertible Bond 0.1%
Holding Company—Diversified 0.1%
Icahn Enterprises, L.P. 4.00%, due 8/15/13 (b)(f)	1,125,000	1,125,000

Total Convertible Bond (Cost $1,103,600)		1,125,000

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds 77.1%
Aerospace & Defense 0.9%
B/E Aerospace, Inc. 6.875%, due 10/1/20 (f)	$1,670,000	$1,874,575
Ducommun, Inc. 9.75%, due 7/15/18	2,630,000	2,906,150
TransDigm, Inc. 7.75%, due 12/15/18	5,715,000	6,329,363

		11,110,088

Airlines 1.5%
Continental Airlines, Inc.
7.875%, due 1/2/20	2,323,662	2,474,700
9.798%, due 10/1/22	1,159,976	1,316,572
Delta Air Lines, Inc. Series 2010-2 Class B Pass Through Trust 6.75%, due 5/23/17 (f)	4,000,000	4,210,000
U.S. Airways Group, Inc. Series A 6.25%, due 10/22/24	870,884	977,567
U.S. Airways, Inc. Series 2012-1B, Pass Through Trust 8.00%, due 4/1/21	5,446,071	6,045,139
UAL 2009-2B Pass-Through Trust 12.00%, due 7/15/17 (d)	2,360,213	2,667,041

		17,691,019

Auto Manufacturers 1.7%
Chrysler Group LLC / CG Co-Issuer, Inc.
8.00%, due 6/15/19	535,000	599,200
8.25%, due 6/15/21	7,138,000	8,190,855
♦Ford Motor Co.
7.50%, due 8/1/26	255,000	316,886
8.90%, due 1/15/32	410,000	562,461
9.98%, due 2/15/47 (f)	2,000,000	3,043,182
Navistar International Corp. 8.25%, due 11/1/21 (f)	7,550,000	7,861,438

		20,574,022

Auto Parts & Equipment 1.9%
Commercial Vehicle Group, Inc. 7.875%, due 4/15/19	5,075,000	5,176,500
Goodyear Tire & Rubber Co. (The)
7.00%, due 5/15/22	4,160,000	4,498,000
8.25%, due 8/15/20	4,025,000	4,502,969
Schaeffler Finance B.V. 4.75%, due 5/15/21 (d)	6,880,000	6,966,000
Tomkins LLC / Tomkins, Inc. 9.00%, due 10/1/18	1,482,000	1,646,872

		22,790,341

	Principal Amount	Value

Banks 4.1%
Ally Financial, Inc. 8.00%, due 11/1/31	$4,450,000	$5,845,050
Bank of America Corp. 8.00%, due 12/29/49 (b)	504,000	572,557
CIT Group, Inc. 5.00%, due 8/15/22	3,775,000	4,221,692
Deutsche Postbank Funding Trust IV 5.983%, due 6/29/49 (b)	€9,400,000	11,781,413
Dresdner Funding Trust I 8.151%, due 6/30/31 (d)	$5,500,000	5,775,000
Fifth Third Capital Trust IV 6.50%, due 4/15/67 (b)(f)	2,105,000	2,111,568
LBG Capital No.1 PLC 11.04%, due 3/19/20	£240,000	438,977
Lloyds TSB Bank PLC 13.00%, due 12/19/21 (b)	A$ 1,811,000	2,268,913
National Capital Trust I Series Reg S 5.62%, due 9/29/49 (b)	£5,000,000	7,883,250
SunTrust Bank 7.25%, due 3/15/18 (f)	$2,000,000	2,492,122
UT2 Funding PLC 5.321%, due 6/30/16 (e)	€3,300,000	5,245,980
Wachovia Capital Trust III 5.57%, due 3/29/49 (b)	$1,000,000	1,005,000
Wells Fargo & Co. 7.98%, due 3/29/49 (b)	770,000	892,237

		50,533,759

Beverages 0.8%
Constellation Brands, Inc. 4.25%, due 5/1/23	9,350,000	9,350,000

Building Materials 2.6%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17	5,800,000	6,256,750
Desarrolladora Homex S.A.B. de C.V.
7.50%, due 9/28/15 (f)	1,000,000	660,000
9.75%, due 3/25/20 (d)	4,500,000	2,722,500
Hanson Ltd. 6.125%, due 8/15/16 (f)	3,655,000	4,034,206
Texas Industries, Inc. 9.25%, due 8/15/20	7,798,000	8,685,023
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.75%, due 2/3/22 (d)	4,450,000	1,357,250
USG Corp.
6.30%, due 11/15/16	3,125,000	3,328,125
8.375%, due 10/15/18 (d)	3,825,000	4,226,625

		31,270,479

12	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Chemicals 1.6%
Hexion U.S. Finance Corp. 6.625%, due 4/15/20 (d)	$1,275,000	$1,329,188
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	6,710,000	7,112,600
Huntsman International LLC
8.625%, due 3/15/20	2,150,000	2,434,875
8.625%, due 3/15/21	2,980,000	3,427,000
Momentive Performance Materials, Inc. 10.00%, due 10/15/20	3,285,000	3,473,887
U.S. Coatings Acquisition, Inc. / Flash Dutch 2 B.V. 7.375%, due 5/1/21 (d)	2,000,000	2,135,000

		19,912,550

Coal 1.0%
Alpha Natural Resources, Inc.
6.00%, due 6/1/19	2,100,000	1,963,500
6.25%, due 6/1/21	835,000	768,200
Arch Coal, Inc.
7.00%, due 6/15/19	3,475,000	3,223,063
7.25%, due 10/1/20	571,000	525,320
7.25%, due 6/15/21	1,245,000	1,139,175
Peabody Energy Corp. 6.00%, due 11/15/18	3,725,000	4,023,000

		11,642,258

Commercial Services 2.8%
Ashtead Capital, Inc. 6.50%, due 7/15/22 (d)	2,740,000	3,020,850
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, due 4/1/23 (d)	5,810,000	5,991,562
8.25%, due 1/15/19	3,925,000	4,361,656
Hertz Corp. (The)
7.375%, due 1/15/21	3,345,000	3,788,212
7.50%, due 10/15/18	3,140,000	3,473,625
United Rentals North America, Inc.
7.375%, due 5/15/20	975,000	1,104,188
7.625%, due 4/15/22	955,000	1,095,863
8.375%, due 9/15/20	9,725,000	10,989,250

		33,825,206

Computers 0.9%
SunGard Data Systems, Inc.
6.625%, due 11/1/19 (d)	6,135,000	6,526,106
7.375%, due 11/15/18	2,000,000	2,160,000
7.625%, due 11/15/20	2,507,000	2,770,235

		11,456,341

	Principal Amount	Value

Diversified Financial Services 1.2%
Ford Holdings LLC
9.30%, due 3/1/30 (f)	$2,475,000	$3,638,792
9.375%, due 3/1/20	210,000	276,471
GE Capital Trust II 5.50%, due 9/15/67 (b)	€3,345,000	4,610,041
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (b)	2,828,000	3,754,130
General Electric Capital Corp.
Series Reg S 5.50%, due 9/15/67 (b)	1,000,000	1,379,138
Series Reg S 6.50%, due 9/15/67 (b)	£405,000	665,234

		14,323,806

Electric 1.1%
Calpine Corp. 7.875%, due 7/31/20 (d)	$4,950,000	5,605,875
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, due 12/1/20	4,322,000	4,948,690
NRG Energy, Inc. 8.25%, due 9/1/20 (f)	1,000,000	1,137,500
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. 11.50%, due 10/1/20 (d)	2,500,000	1,968,750

		13,660,815

Engineering & Construction 0.4%
Empresas ICA S.A.B. de C.V. 8.375%, due 7/24/17 (d)	4,500,000	4,387,500

Entertainment 2.0%
Isle of Capri Casinos, Inc.
7.75%, due 3/15/19	5,500,000	6,050,000
8.875%, due 6/15/20	3,750,000	4,125,000
Mohegan Tribal Gaming Authority
10.50%, due 12/15/16 (d)	5,000,000	4,975,000
11.00%, due 9/15/18 (d)	1,000,000	957,500
Pinnacle Entertainment, Inc.
7.75%, due 4/1/22	5,090,000	5,573,550
8.75%, due 5/15/20	2,000,000	2,215,000

		23,896,050

Finance—Auto Loans 0.2%
Banque PSA Finance S.A. 5.75%, due 4/4/21 (d)	3,000,000	2,968,887

Finance—Commercial 0.1%
Textron Financial Corp. 6.00%, due 2/15/67 (b)(d)	1,010,000	924,150

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Consumer Loans 2.0%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (b)	$5,980,000	$6,069,700
SLM Corp.
4.75%, due 3/17/14	€1,750,000	2,343,865
7.25%, due 1/25/22 (f)	$650,000	723,125
8.00%, due 3/25/20	6,000,000	6,936,186
Springleaf Finance Corp.
4.125%, due 11/29/13	€1,500,000	1,975,501
6.50%, due 9/15/17 (f)	$3,000,000	3,075,000
6.90%, due 12/15/17	2,840,000	2,955,375

		24,078,752

Finance—Other Services 1.4%
Ausdrill Finance Pty, Ltd. 6.875%, due 11/1/19 (d)	6,850,000	6,918,500
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
7.75%, due 1/15/16	6,200,000	6,455,750
8.00%, due 1/15/18	3,500,000	3,762,500

		17,136,750

Food 1.9%
JBS Finance II, Ltd. 8.25%, due 1/29/18 (d)	8,000,000	8,640,000
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (d)	7,875,000	8,408,138
Smithfield Foods, Inc. 6.625%, due 8/15/22	5,085,000	5,644,350

		22,692,488

Forest Products & Paper 0.3%
Newpage Corp. 10.00%, due 5/1/12 (h)	1,000,000	100
Norske Skogindustrier A.S.A. 7.125%, due 10/15/33 (d)	2,275,000	1,239,875
Stora Enso Oyj 7.25%, due 4/15/36 (d)	3,000,000	2,865,000

		4,104,975

Hand & Machine Tools 1.0%
Mcron Finance Sub LLC / Mcron Finance Corp. 8.375%, due 5/15/19 (d)	5,400,000	5,940,000
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (d)	6,000,000	6,240,000

		12,180,000

Health Care—Products 0.7%
Alere, Inc.
7.25%, due 7/1/18 (d)	1,461,000	1,574,228
8.625%, due 10/1/18	2,000,000	2,145,000
9.00%, due 5/15/16	190,000	199,500

	Principal Amount	Value

Health Care—Products (continued)
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18	$4,525,000	$5,079,312

		8,998,040

Health Care—Services 1.0%
DaVita HealthCare Partners, Inc. 5.75%, due 8/15/22	4,500,000	4,792,500
Fresenius Medical Care U.S. Finance, Inc. 6.875%, due 7/15/17 (f)(g)	2,100,000	2,425,500
HCA Holdings, Inc. 7.75%, due 5/15/21	4,250,000	4,818,438

		12,036,438

Home Builders 3.1%
Beazer Homes USA, Inc.
7.25%, due 2/1/23 (d)	2,040,000	2,131,800
8.125%, due 6/15/16 (f)	4,000,000	4,430,000
9.125%, due 6/15/18	575,000	631,062
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (d)	6,080,000	6,794,400
KB Home 9.10%, due 9/15/17	5,000,000	5,975,000
Lennar Corp. 5.60%, due 5/31/15 (f)	2,225,000	2,391,875
PulteGroup, Inc.
7.625%, due 10/15/17 (f)	2,870,000	3,379,425
7.875%, due 6/15/32	5,295,000	5,884,069
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	5,500,000	6,249,375

		37,867,006

Household Products & Wares 1.4%
♦Reynolds Group Issuer, Inc.
8.25%, due 2/15/21	2,600,000	2,759,250
8.50%, due 5/15/18 (f)	5,175,000	5,511,375
9.00%, due 4/15/19	1,315,000	1,420,200
9.875%, due 8/15/19	7,066,000	7,931,585

		17,622,410

Insurance 4.3%
♦American International Group, Inc.
4.875%, due 3/15/67 (b)	€8,400,000	10,431,828
Series A2 5.75%, due 3/15/67 (b)	£4,200,000	6,295,727
Series Reg S 8.00%, due 5/22/68 (b)	€3,750,000	5,815,159
8.175%, due 5/15/68 (b)(f)	$4,000,000	5,410,000
Series Reg S 8.625%, due 5/22/68 (b)	£1,000,000	1,895,087
Hartford Financial Services Group, Inc. 6.00%, due 1/15/19 (f)	$1,450,000	1,753,285

14	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Insurance (continued)
Liberty Mutual Group, Inc.
7.80%, due 3/7/87 (d)	$3,000,000	$3,525,000
10.75%, due 6/15/88 (b)(d)	2,000,000	3,100,000
Lincoln National Corp.
6.05%, due 4/20/67 (b)(f)	3,000,000	3,037,500
7.00%, due 5/17/66 (b)(f)	3,840,000	3,945,600
Oil Insurance, Ltd. 3.266%, due 12/29/49 (b)(d)	3,250,000	2,948,406
Pacific Life Insurance Co.
7.90%, due 12/30/23 (d)	2,000,000	2,697,280
9.25%, due 6/15/39 (d)	1,000,000	1,497,248

		52,352,120

Iron & Steel 2.3%
AK Steel Corp.
7.625%, due 5/15/20	3,985,000	3,456,987
8.375%, due 4/1/22	2,700,000	2,335,500
APERAM 7.375%, due 4/1/16 (d)	5,215,000	5,267,150
ArcelorMittal
7.25%, due 3/1/41	2,325,000	2,377,594
7.50%, due 10/15/39	7,975,000	8,390,266
United States Steel Corp.
7.00%, due 2/1/18	2,145,000	2,300,513
7.375%, due 4/1/20	2,855,000	3,012,025
7.50%, due 3/15/22 (f)	1,400,000	1,473,500

		28,613,535

Leisure Time 0.3%
Royal Caribbean Cruises, Ltd. 7.50%, due 10/15/27 (f)	3,000,000	3,420,000

Lodging 2.8%
Caesars Entertainment Operating Co., Inc.
9.00%, due 2/15/20 (d)	1,615,000	1,590,775
12.75%, due 4/15/18 (f)	1,720,000	1,221,200
♦Caesars Operating Escrow LLC / Caesars Escrow Corp. 9.00%, due 2/15/20 (d)	14,305,000	14,090,425
♦MGM Resorts International
6.75%, due 10/1/20 (d)	10,859,000	11,917,752
8.625%, due 2/1/19	3,975,000	4,710,375

		33,530,527

Machinery—Construction & Mining 1.0%
Boart Longyear Management Pty, Ltd. 7.00%, due 4/1/21 (d)	4,695,000	4,788,900
Terex Corp.
6.00%, due 5/15/21	6,620,000	7,116,500
6.50%, due 4/1/20	750,000	817,500

		12,722,900

	Principal Amount	Value

Media 2.1%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24	$6,680,000	$6,955,550
Clear Channel Communications, Inc.
5.50%, due 12/15/16 (f)	2,125,000	1,561,875
6.875%, due 6/15/18	2,020,000	1,464,500
7.25%, due 10/15/27	875,000	533,750
9.00%, due 3/1/21	3,105,000	3,035,137
Clear Channel Worldwide Holdings, Inc. 7.625%, due 3/15/20	5,805,000	6,249,298
DISH DBS Corp. 6.75%, due 6/1/21	5,120,000	5,529,600

		25,329,710

Metal Fabricate & Hardware 0.3%
Mueller Water Products, Inc.
7.375%, due 6/1/17 (f)	1,875,000	1,926,563
8.75%, due 9/1/20	1,476,000	1,686,330

		3,612,893

Mining 3.2%
Aleris International, Inc.
6.00%, due 6/1/20 (h)(i)(j)	11,797	11,797
7.625%, due 2/15/18	6,370,000	6,879,600
7.875%, due 11/1/20	1,750,000	1,894,375
Century Aluminum Co. 8.00%, due 5/15/14	1,615,500	1,619,539
FMG Resources August 2006 Pty, Ltd. 7.00%, due 11/1/15 (d)	6,500,000	6,808,750
Novelis, Inc.
8.375%, due 12/15/17	7,900,000	8,650,500
8.75%, due 12/15/20	2,200,000	2,497,000
Vedanta Resources PLC
6.75%, due 6/7/16 (d)	1,000,000	1,046,200
8.25%, due 6/7/21 (d)	8,435,000	9,194,150

		38,601,911

Miscellaneous—Manufacturing 0.7%
Bombardier, Inc. 7.75%, due 3/15/20 (d)	2,995,000	3,549,075
Polypore International, Inc. 7.50%, due 11/15/17	4,650,000	5,022,000

		8,571,075

Office Furnishings 0.2%
Interface, Inc. 7.625%, due 12/1/18	1,700,000	1,846,625

Oil & Gas 7.0%
♦Chesapeake Energy Corp. 6.625%, due 8/15/20	14,350,000	16,233,437
Concho Resources, Inc.
5.50%, due 4/1/23	1,645,000	1,751,925

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Concho Resources, Inc. (continued)
6.50%, due 1/15/22	$2,500,000	$2,775,000
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	5,020,000	5,848,300
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 7.625%, due 4/15/21 (d)	4,770,000	5,282,775
Linn Energy LLC / Linn Energy Finance Corp.
6.25%, due 11/1/19 (d)	3,955,000	4,132,975
7.75%, due 2/1/21	2,650,000	2,901,750
8.625%, due 4/15/20	4,220,000	4,715,850
OGX Austria GmbH 8.50%, due 6/1/18 (d)	6,925,000	4,345,437
Petroleos de Venezuela S.A. Series Reg S 12.75%, due 2/17/22	5,355,000	5,970,825
Plains Exploration & Production Co. 6.50%, due 11/15/20	9,750,000	10,871,250
Precision Drilling Corp.
6.50%, due 12/15/21	2,115,000	2,289,488
6.625%, due 11/15/20	1,600,000	1,724,000
Samson Investment Co. 9.75%, due 2/15/20 (d)	7,745,000	8,229,062
Swift Energy Co.
7.875%, due 3/1/22	5,000,000	5,212,500
8.875%, due 1/15/20	2,849,000	3,098,288

		85,382,862

Oil & Gas Services 1.7%
Basic Energy Services, Inc.
7.75%, due 2/15/19	3,890,000	4,065,050
7.75%, due 10/15/22	2,025,000	2,131,313
Cie Generale de Geophysique—Veritas 6.50%, due 6/1/21 (f)	5,550,000	5,883,000
Helix Energy Solutions Group, Inc. 9.50%, due 1/15/16 (d)	2,028,000	2,086,305
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21 (d)	5,950,000	5,979,750

		20,145,418

Packaging & Containers 0.4%
CB Smurfit Stone 8.00%, due 3/15/17	2,000,000	4,400
Packaging Dynamics Corp. 8.75%, due 2/1/16 (d)	4,500,000	4,713,750

		4,718,150

Pipelines 1.5%
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 5.875%, due 8/1/23 (d)	4,165,000	4,269,125

	Principal Amount	Value

Pipelines (continued)
Georgian Oil and Gas Corp. 6.875%, due 5/16/17 (d)	$5,350,000	$5,671,000
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp.
6.25%, due 6/15/22	1,333,000	1,482,962
6.50%, due 8/15/21	293,000	323,033
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
6.875%, due 2/1/21	4,500,000	5,006,250
7.875%, due 10/15/18	1,805,000	1,985,500

		18,737,870

Real Estate Investment Trusts 0.1%
American Tower Corp. 7.00%, due 10/15/17 (f)(g)	1,100,000	1,308,344

Retail 0.2%
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 7.50%, due 10/1/18	2,322,000	2,530,980

Semiconductors 1.2%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (d)	7,825,000	8,607,500
Sensata Technologies B.V. 4.875%, due 10/15/23 (d)	6,375,000	6,518,438

		15,125,938

Software 1.3%
♦First Data Corp.
7.375%, due 6/15/19 (d)	3,735,000	4,061,813
8.875%, due 8/15/20 (d)	5,500,000	6,270,000
10.625%, due 6/15/21 (d)	5,850,000	6,018,187

		16,350,000

Special Purpose Entity 0.7%
Ageas Hybrid Financing S.A. 5.125%, due 6/29/49 (b)	€4,750,000	5,886,439
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (b)(d)	$2,500,000	2,675,000

		8,561,439

Telecommunications 6.6%
Alcatel-Lucent USA, Inc. 6.45%, due 3/15/29	3,735,000	2,913,300
CommScope, Inc. 8.25%, due 1/15/19 (d)	9,175,000	10,023,687
Crown Castle International Corp. 7.125%, due 11/1/19 (f)	2,000,000	2,195,000
Frontier Communications Corp. 8.50%, due 4/15/20	3,500,000	4,025,000

16	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications (continued)
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	$5,601,000	$6,427,148
Intelsat Jackson Holdings S.A. 7.25%, due 4/1/19	4,000,000	4,400,000
Intelsat Luxembourg S.A.
7.75%, due 6/1/21 (d)	2,935,000	3,096,425
8.125%, due 6/1/23 (d)	2,060,000	2,193,900
11.25%, due 2/4/17	2,639,000	2,810,535
MetroPCS Wireless, Inc.
6.625%, due 11/15/20	1,550,000	1,677,875
7.875%, due 9/1/18	2,740,000	3,017,425
Satelites Mexicanos S.A. de C.V. 9.50%, due 5/15/17	5,000,000	5,412,500
♦Sprint Capital Corp.
6.90%, due 5/1/19	4,680,000	5,083,650
8.75%, due 3/15/32	7,465,000	8,827,362
♦Sprint Nextel Corp.
6.00%, due 11/15/22	5,500,000	5,733,750
8.375%, due 8/15/17	7,530,000	8,772,450
ViaSat, Inc. 6.875%, due 6/15/20	4,030,000	4,392,700

		81,002,707

Transportation 1.6%
CEVA Group PLC 8.375%, due 12/1/17 (d)	3,250,000	3,241,875
CHC Helicopter S.A. 9.25%, due 10/15/20	9,555,000	10,188,019
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (d)	2,770,000	2,908,500
PHI, Inc. 8.625%, due 10/15/18 (f)	3,425,000	3,746,094

		20,084,488

Total Corporate Bonds (Cost $866,608,793)		939,583,622

Foreign Bonds 8.1%
Banks 4.6%
ABN Amro Bank N.V. 4.31%, due 3/29/49 (b)	€5,000,000	6,206,129
Bank of Scotland PLC 7.286%, due 5/29/49 (b)	£1,800,000	2,810,010
Belfius Funding N.V. 1.21%, due 2/9/17 (b)	3,550,000	4,478,530
Canada Square Operations Ltd. 7.50%, due 5/29/49 (b)	7,467,000	11,482,874
HBOS Capital Fund L.P. Series A 6.461%, due 11/29/49 (b)	3,500,000	5,219,255

	Principal Amount	Value

Banks (continued)
HBOS PLC 5.125%, due 10/29/49 (b)	€1,000,000	$1,014,052
IKB Deutsche Industriebank A.G.
1.11%, due 5/28/13 (b)	800,000	1,049,873
4.50%, due 7/9/13	5,275,000	6,922,599
♦Royal Bank of Scotland N.V. 4.70%, due 6/10/19 (b)(h)	12,650,000	16,757,881

		55,941,203

Chemicals 0.3%
INEOS Group Holdings S.A. Series Reg S 7.875%, due 2/15/16	3,000,000	4,015,053

Holding Company—Diversified 0.1%
Stena AB Series Reg S 7.875%, due 3/15/20	1,000,000	1,468,400

Home Builders 0.3%
Taylor Wimpey PLC 10.375%, due 12/31/15	£2,150,000	3,690,371

Insurance 1.0%
Aviva PLC 6.875%, due 5/22/38 (b)	€2,000,000	2,940,092
CNP Assurances 4.75%, due 12/29/49 (b)	2,000,000	2,449,528
ING Groep N.V. 5.14%, due 3/29/49 (b)	£5,000,000	6,990,074

		12,379,694

Packaging & Containers 1.4%
Ardagh Packaging Finance PLC Series Reg S 9.25%, due 10/15/20	€5,700,000	8,332,346
Rexam PLC 6.75%, due 6/29/67 (b)	6,300,000	8,874,576

		17,206,922

Telecommunications 0.4%
EN Germany Holdings B.V. 10.75%, due 11/15/15	3,726,000	4,465,331

Total Foreign Bonds (Cost $90,327,718)		99,166,974

Loan Assignments & Participations 3.4% (k)
Aerospace & Defense 0.4%
U.S. Airways Group, Inc. Term Loan 2.699%, due 3/21/14	$4,791,667	4,784,479

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Loan Assignments & Participations (continued)
Automobile 0.5%
Allison Transmission, Inc. Term Loan B2 3.21%, due 8/7/17	$5,708,990	$5,723,262

Buildings & Real Estate 0.0%‡
Realogy Corp. Extended Letter of Credit 4.453%, due 10/10/16	360,606	359,704

Diversified/Conglomerate Manufacturing 0.2%
Nortek, Inc. Term Loan 5.25%, due 4/26/17	744,050	749,630
Walter Energy, Inc. Term Loan B 5.75%, due 4/2/18	1,397,398	1,415,564

		2,165,194

Electronics 0.1%
SunGard Data Systems, Inc. Term Loan E 4.00%, due 3/8/20	680,607	688,689

Healthcare, Education & Childcare 0.1%
Warner Chilcott Co. LLC New Term Loan B2 4.25%, due 3/15/18	118,013	119,635
Warner Chilcott Corp.
Incremental Term Loan B1 4.25%, due 3/15/18	144,975	146,967
New Term Loan B1 4.25%, due 3/15/18	333,042	337,617
WC Luxco S.A.R.L. New Term Loan B3 4.25%, due 3/15/18	262,441	266,047

		870,266

Hotels, Motels, Inns & Gaming 0.2%
Caesars Entertainment Corp. Term Loan 9.25%, due 4/25/17	2,800,000	2,863,000

Leisure, Amusement, Motion Pictures, Entertainment 0.1%
ClubCorp Club Operations, Inc. Term Loan B 5.00%, due 11/30/16	1,883,103	1,913,704

	Principal Amount	Value

Media 0.3%
Charter Communications Operating LLC Extended Term Loan C 3.45%, due 9/6/16	$385,466	$385,999
Clear Channel Communications, Inc. Term Loan B 3.848%, due 1/29/16	3,116,996	2,855,948

		3,241,947

Metals & Mining 0.1%
FMG America Finance, Inc. Term Loan 5.25%, due 10/18/17	1,492,500	1,515,717

Oil & Gas 0.6%
MEG Energy Corp. New Term Loan B 3.75%, due 3/16/18	7,880,058	7,920,554

Personal, Food & Miscellaneous Services 0.1%
Aramark Corp.
Extended Term Loan B 3.698%, due 7/26/16	868,929	874,893
Extended Letter of Credit 3.703%, due 7/26/16	57,145	57,537
New Extended LC-3 Facility 3.703%, due 7/26/16	31,723	31,961
Extended Term Loan C 3.754%, due 7/26/16	393,802	396,751

		1,361,142

Retail 0.2%
Neiman Marcus Group, Inc. (The) Extended Term Loan 4.00%, due 5/16/18	3,000,000	3,022,032

Telecommunications 0.4%
MetroPCS Wireless, Inc.
Tranche B2 4.734%, due 11/3/16	788,840	789,968
Incremental Term Loan B3 4.876%, due 3/16/18	3,919,933	3,920,913

		4,710,881

Utilities 0.1%
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.731%, due 10/10/17	1,033,493	759,876

Total Loan Assignments & Participations (Cost $41,481,837)		41,900,447

18	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities 0.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.8%
Banc of America Commercial Mortgage, Inc.
Series 2005-J, Class 1A1 3.00%, due 11/25/35 (l)	$726,038	$644,532
Series 2007-2, Class A4 5.796%, due 4/10/49 (b)	600,000	694,456
Bear Stearns Commercial Mortgage Securities Series 2006-PW14, Class A4 5.201%, due 12/11/38	590,000	665,767
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	590,000	664,936
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (b)	427,779	408,249
GreenPoint Mortgage Funding Trust Series 2007-AR2, Class 1A1 0.33%, due 4/25/47 (b)	197,878	194,173
GS Mortgage Securities Corp. II Series 2007-GG10, Class A4 5.982%, due 8/10/45 (b)	635,000	730,765
IndyMac Index Mortgage Loan Trust
Series 2004-AR4, Class 3A 2.575%, due 8/25/34 (l)	659,856	630,743
Series 2005-AR9, Class 4A2 2.649%, due 7/25/35 (l)	2,320,306	2,102,898
Morgan Stanley Mortgage Loan Trust Series 2007-6XS, Class 2A1S 0.31%, due 2/25/47 (b)	1,585,162	1,457,761
Structured Asset Securities Corp. Series 2005-11H, Class A2 5.00%, due 6/25/35 (i)	295,782	286,937
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.385%, due 11/25/36 (l)	566,484	484,293
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.61%, due 7/25/36 (l)	695,458	635,570

Total Mortgage-Backed Securities (Cost $8,138,482)		9,601,080

	Principal Amount	Value

Municipal Bond 0.4%
New York 0.4%
New York City Industrial Development Agency, JFK International Airport, Revenue Bonds Series A 8.00%, due 8/1/12 (a)(m)	$5,100,000	$5,099,796

Total Municipal Bond (Cost $5,192,117)		5,099,796

Total Long-Term Bonds (Cost $1,045,112,766)		1,128,028,337

	Shares
Common Stocks 2.5%
Auto Manufacturers 1.6%
♦Ford Motor Co.	1,059,000	14,518,890
General Motors Co. (n)	157,367	4,853,198
Motors Liquidation Co. GUC Trust (n)	19,523	596,428

		19,968,516

Banks 0.4%
CIT Group, Inc. (n)	29,276	1,244,523
Citigroup, Inc.	71,966	3,357,933

		4,602,456

Building Materials 0.1%
U.S. Concrete, Inc. (i)(n)	71,988	1,118,693

Chemicals 0.2%
LyondellBasell Industries, N.V. Class A	38,088	2,311,942

Electric 0.0%‡
Dynegy, Inc. (f)(g)(n)	13,120	324,195

Mining 0.0%‡
Aleris International, Inc. (h)(i)(j)	13,652	359,321

Packaging & Containers 0.2%
Rock-Tenn Co. Class A	20,604	2,063,285

Total Common Stocks (Cost $29,986,608)		30,748,408

Preferred Stock 0.1%
Diversified Financial Services 0.1%
Citigroup Capital XIII 7.875% (b)	40,000	1,129,600

Total Preferred Stock (Cost $1,000,000)		1,129,600

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Number of Warrants	Value

Warrants 0.2%
Auto Manufacturers 0.2%
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (n)	70,698	$1,515,765
Strike Price $18.33 Expires 7/10/19 (n)	70,698	996,135

Total Warrants (Cost $2,837,051)		2,511,900

	Principal Amount
Short-Term Investment 4.8%
Repurchase Agreement 4.8%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $57,947,918 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.06% and a maturity date of 10/17/22, with a Principal Amount of $59,445,000 and a Market Value of $59,107,590)	$57,947,902	57,947,902

Total Short-Term Investment (Cost $57,947,902)		57,947,902

Total Investments, Before Investments Sold Short (Cost $1,136,884,327) (q)	100.1%	1,220,366,147

Long-Term Bonds Sold Short (4.5%) Corporate Bonds Sold Short (1.8%)
Apparel (0.8%)
Levi Strauss & Co. 7.625%, due 5/15/20	$(9,150,000)	(10,167,937)

Banks (0.2%)
SunTrust Bank 7.25%, due 3/15/18	(2,000,000)	(2,492,122)

Entertainment (0.1%)
Mohegan Tribal Gaming Authority 7.125%, due 8/15/14	(1,000,000)	(990,000)

Food (0.1%)
Dean Foods Co. 7.00%, due 6/1/16	(1,000,000)	(1,135,000)

Forest Products & Paper (0.0%)‡
Newpage Corp. 10.00%, due 5/1/12 (h)	(1,000,000)	(100)

	Principal Amount	Value

Home Builders (0.0%)‡
Desarrolladora Homex S.A.B. de C.V. 7.50%, due 9/28/15	$(1,000,000)	$(660,000)

Leisure Time (0.2%)
Royal Caribbean Cruises, Ltd. 7.50%, due 10/15/27	(2,000,000)	(2,280,000)

Media (0.1%)
Time Warner Cable, Inc. 8.75%, due 2/14/19	(1,000,000)	(1,337,065)

Packaging & Containers (0.0%)‡
CB Smurfit Stone 8.00%, due 3/15/17	(2,000,000)	(4,400)

Retail (0.3%)
Nordstrom, Inc. 6.25%, due 1/15/18	(3,000,000)	(3,617,307)

Total Corporate Bonds Sold Short (Proceeds $(19,949,852))		(22,683,931)

U.S. Government Sold Short (2.7%)
United States Treasury Notes
0.875%, due 2/28/17	(22,000,000)	(22,347,182)
3.50%, due 2/15/18	(9,000,000)	(10,223,442)

Total U.S. Government Sold Short (Proceeds $(30,898,332))		(32,570,624)

Total Long-Term Bonds Sold Short (Proceeds $(50,848,184))		(55,254,555)

	Shares
Common Stock Sold Short (0.2%)
Packaging & Containers (0.2%)
Rock-Tenn Co. Class A	(20,604)	(2,063,285)

Total Common Stock Sold Short (Proceeds $(1,493,251))		(2,063,285)

Total Investments Sold Short (Proceeds $(52,341,435))	(4.7)%	(57,317,840)

Total Investments, Net of Investments Sold Short (Cost $1,084,542,892)	95.4	1,163,048,307
New York Life Agreement (g)	0.0	0
Other Assets, Less Liabilities	4.6	56,433,909
Net Assets	100.0%	$1,219,482,216

20	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Contracts Short	Unrealized Appreciation (Depreciation) (o)
Futures Contracts (0.1%)
United States Treasury Notes June 2013 (2 Year) (p)	(552)	$(148,005)
United States Treasury Notes June 2013 (5 Year) (p)	(1,157)	(1,223,165)

Total Futures Contracts (Settlement Value $(265,994,203))		$(1,371,170)

‡	Less than one-tenth of a percent.

(a)	Issue in default.

(b)	Floating rate—Rate shown is the rate in effect as of April 30, 2013.

(c)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of April 30, 2013 is $22,588,850, which represents 1.9% of the Fund’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Step coupon—Rate shown is the rate in effect as of April 30, 2013.

(f)	Represents a security, or a portion thereof, which is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(K)).

(g)	Security or a portion of the security is pledged as collateral for the benefit of Lehman Brothers International (Europe). As a result of the Lehman Brothers International (Europe) bankruptcy, these securities are operationally illiquid. The total market value of these securities at April 30, 2013 is $4,058,039, which represents 0.3% of the Fund’s net assets. Additionally, the Fund had other securities that were originally pledged as collateral for Lehman Brothers International (Europe) which have since been called by the issuer or have matured. As a result, cash in the amount of $45,196,775, representing 3.7% of the Fund’s net assets is pledged as collateral for the benefit of Lehman Brothers International (Europe), and has been deemed restricted by the Fund. The Fund has entered into an agreement with New York Life Insurance Company, pursuant to which, at the conclusion of the bankruptcy appeal process relating to Lehman Brothers Inc., should the Fund be entitled to obtain less than 100% of the then current market value of the collateral, New York Life Insurance Company will contribute to the Fund the difference between the value of the assets ultimately returned to the Fund and the then current market value of the collateral. As of April 30, 2013, the fair value of the agreement is $0.

(h)	Fair valued security—The total market value of these securities as of April 30, 2013 is $17,128,999, which represents 1.4% of the Fund’s net assets.

(i)	Illiquid security—The total market value of these securities as of April 30, 2013 is $1,776,748, which represents 0.2% of the Fund’s net assets.

(j)	Restricted security.

(k)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all the contracts within the floating rate loan facility as of April 30, 2013.

(l)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of April 30, 2013.

(m)	Interest on these securities is subject to alternative minimum tax.

(n)	Non-income producing security.

(o)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2013.

(p)	As of April 30, 2013, cash in the amount of $760,550 is on deposit with broker for futures transactions.

(q)	As of April 30, 2013, cost is $1,137,176,610 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$101,430,701
Gross unrealized depreciation	(18,241,164)

Net unrealized appreciation	$83,189,537

The following abbreviations are used in the above portfolio:

€—Euro

£—British Pound Sterling

A$—Australian Dollar

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

As of April 30, 2013, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	5/23/13	JPMorgan Chase Bank	EUR	98,669,000	USD	128,476,905	USD	1,481,831
Pound Sterling vs. U.S. Dollar	5/23/13	JPMorgan Chase Bank	GBP	35,648,000		55,161,715		204,378

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	5/23/13	JPMorgan Chase Bank	EUR	98,669,000	USD	128,478,878	USD	(1,479,857)
Euro vs. U.S. Dollar	6/27/13	JPMorgan Chase Bank		101,189,000		131,785,518		(1,523,548)
Pound Sterling vs. U.S. Dollar	5/23/13	JPMorgan Chase Bank	GBP	35,648,000		54,634,125		(731,969)
Pound Sterling vs. U.S. Dollar	6/27/13	JPMorgan Chase Bank		35,990,000		55,678,258		(207,181)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(2,256,346)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$31,551,418	$—	$31,551,418
Convertible Bond	—	1,125,000	—	1,125,000
Corporate Bonds (b)	—	939,571,825	11,797	939,583,622
Foreign Bonds (c)	—	82,409,093	16,757,881	99,166,974
Loan Assignments & Participations (d)	—	39,986,743	1,913,704	41,900,447
Mortgage-Backed Securities	—	9,601,080	—	9,601,080
Municipal Bond	—	5,099,796	—	5,099,796

Total Long-Term Bonds	—	1,109,344,955	18,683,382	1,128,028,337

Common Stocks (e)	30,389,087	—	359,321	30,748,408
Preferred Stock	1,129,600	—	—	1,129,600
Warrants	2,511,900	—	—	2,511,900
Short-Term Investment
Repurchase Agreement	—	57,947,902	—	57,947,902

Total Investments in Securities	34,030,587	1,167,292,857	19,042,703	1,220,366,147

Other Financial Instruments
Foreign Currency Forward Contracts (f)	—	1,686,209	—	1,686,209

Total Other Financial Instruments	—	1,686,209	—	1,686,209

Total Investments in Securities and Other Financial Instruments	$34,030,587	$1,168,979,066	$19,042,703	$1,222,052,356

22	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(22,683,931)	$—	$(22,683,931)
U.S. Government Sold Short	—	(32,570,624)	—	(32,570,624)

Total Long-Term Bonds Sold Short	—	(55,254,555)	—	(55,254,555)

Common Stock Sold Short	(2,063,285)	—	—	(2,063,285)

Total Investments in Securities Sold Short	(2,063,285)	(55,254,555)	—	(57,317,840)

Other Financial Instruments
Foreign Currency Forward Contracts (f)	—	(3,942,555)	—	(3,942,555)
Futures Contracts Short (f)	(1,371,170)	—	—	(1,371,170)

Total Other Financial Instruments	(1,371,170)	(3,942,555)	—	(5,313,725)

Total Investments in Securities Sold Short and Other Financial Instruments	$(3,434,455)	$(59,197,110)	$—	$(62,631,565)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $11,797 is held in Mining within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $16,757,881 is held in Banks within the Foreign Bonds section of the Portfolio of Investments.

(d)	Includes $1,913,704 of a Level 3 security held in Leisure, Amusement, Motion Pictures, Entertainment within a Loan Assignment & Participation whose value was obtained from an independent pricing service which utilized a single broker quote to determine such value as referenced in the Portfolio of Investments.

(e)	The Level 3 security valued at $359,321 is held in Mining within the Common Stocks section of the Portfolio of Investments.

(f)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2013 (a)
Long-Term Bonds
Corporate Bonds
Auto Manufacturers	$1,912	$—	$—	$(1,912)	$—	$—	$—	$—	$—	$—
Mining	11,797	—	—	—	—	—	—	—	11,797	—
Foreign Bonds
Banks	15,344,632	157,178	—	1,256,071	—	—	—	—	16,757,881	1,256,071
Loan Assignments and Participations
Leisure, Amusement, Motion pictures, Entertainment	—	910	472	41,856	1,947,363	(76,897)	—	—	1,913,704	41,856
Common Stock
Mining	496,523	—	—	(137,202)	—	—	—	—	359,321	(137,202)

Total	$15,854,864	$158,088	$472	$1,158,813	$1,947,363	$(76,897)	$—	$—	$19,042,703	$1,160,725

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $1,136,884,327)	$1,220,366,147
Cash denominated in foreign currencies (identified cost $15,619,458)	15,810,604
Restricted cash (See Note 10)	45,196,775
Cash collateral on deposit at broker	760,550
Receivables:
Dividends and interest	20,061,706
Investment securities sold	6,703,380
Fund shares sold	6,059,516
Variation margin on futures contracts	9,040
Other assets	102,884
Unrealized appreciation on foreign currency forward contracts	1,686,209

Total assets	1,316,756,811

Liabilities
Investments sold short (proceeds $52,341,435)	57,317,840
Due to custodian	26,161
Payables:
Investment securities purchased	23,286,565
Dividends and interest on investments sold short	6,820,258
Fund shares redeemed	3,099,851
Manager (See Note 3)	792,996
Broker fees and charges on short sales	319,236
Transfer agent (See Note 3)	289,693
NYLIFE Distributors (See Note 3)	252,332
Professional fees	61,156
Shareholder communication	60,028
Directors	2,462
Custodian	874
Accrued expenses	5,055
Dividend payable	997,533
Unrealized depreciation on foreign currency forward contracts	3,942,555

Total liabilities	97,274,595

Net assets	$1,219,482,216

Composition of Net Assets
Capital stock (par value $.01 per share) 800 million shares authorized	$984,599
Additional paid-in capital	1,134,185,763

1,135,170,362
Distributions in excess of net investment income	(1,379,259)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	10,567,221
Net unrealized appreciation (depreciation) on investments and futures contracts	82,110,650
Net unrealized appreciation (depreciation) on investments sold short	(4,976,405)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(2,010,353)

Net assets	$1,219,482,216

Investor Class
Net assets applicable to outstanding shares	$4,024,872

Shares of capital stock outstanding	326,390

Net asset value per share outstanding	$12.33
Maximum sales charge (4.50% of offering price)	0.58

Maximum offering price per share outstanding	$12.91

Class A
Net assets applicable to outstanding shares	$489,947,662

Shares of capital stock outstanding	39,567,293

Net asset value per share outstanding	$12.38
Maximum sales charge (4.50% of offering price)	0.58

Maximum offering price per share outstanding	$12.96

Class C
Net assets applicable to outstanding shares	$187,010,594

Shares of capital stock outstanding	15,159,234

Net asset value and offering price per share outstanding	$12.34

Class I
Net assets applicable to outstanding shares	$538,499,088

Shares of capital stock outstanding	43,406,962

Net asset value and offering price per share outstanding	$12.41

24	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$40,108,335
Dividends (a)	270,793

Total income	40,379,128

Expenses
Manager (See Note 3)	4,574,925
Distribution/Service—Investor Class (See Note 3)	4,112
Distribution/Service—Class A (See Note 3)	575,979
Distribution/Service—Class C (See Note 3)	891,082
Dividends and interest on investments sold short	1,033,616
Transfer agent (See Note 3)	917,237
Broker fees and charges on short sales	126,508
Shareholder communication	69,631
Professional fees	68,411
Registration	55,742
Custodian	20,108
Directors	13,237
Miscellaneous	34,184

Total expenses before custody fee credit	8,384,772
Custody fee credit (See Note 6)	(5,028)

Net expenses	8,379,744

Net investment income (loss)	31,999,384

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	8,016,217
Investments sold short	943,762
Futures transactions	(80,533)
Foreign currency transactions	1,392,247

Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	10,271,693

Net change in unrealized appreciation (depreciation) on:
Investments	42,191,057
Investments sold short	(1,705,506)
Futures contracts	(1,299,314)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,585,849)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	37,600,388

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	47,872,081

Net increase (decrease) in net assets resulting from operations	$79,871,465

(a)	Dividends recorded net of foreign withholding taxes in the amount of $20,272.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$31,999,384	$62,982,476
Net realized gain (loss) on investments, futures transactions, investments sold short, swap transactions and foreign currency transactions	10,271,693	2,172,778
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	37,600,388	68,823,678

Net increase (decrease) in net assets resulting from operations	79,871,465	133,978,932

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(94,233)	(140,308)
Class A	(12,810,681)	(25,320,674)
Class C	(4,352,735)	(8,550,699)
Class I	(14,577,181)	(28,065,878)

	(31,834,830)	(62,077,559)

From net realized gain on investments:
Investor Class	(14,809)	(30,236)
Class A	(2,182,176)	(6,160,873)
Class C	(882,837)	(2,300,791)
Class I	(2,547,606)	(5,452,084)

	(5,627,428)	(13,943,984)

Total dividends and distributions to shareholders	(37,462,258)	(76,021,543)

Capital share transactions:
Net proceeds from sale of shares	344,345,102	572,709,697
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	29,663,135	56,249,367
Cost of shares redeemed	(330,884,962)	(503,466,349)

Increase (decrease) in net assets derived from capital share transactions	43,123,275	125,492,715

Net increase (decrease) in net assets	85,532,482	183,450,104

Net Assets
Beginning of period	1,133,949,734	950,499,630

End of period	$1,219,482,216	$1,133,949,734

Distributions in excess of net investment income at end of period	$(1,379,259)	$(1,543,813)

26	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the six months ended April 30, 2013 (Unaudited)

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$79,871,465
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(202,366,421)
Investments sold	217,012,994
Purchases to cover securities sold short	(54,923)
Securities sold short	7,077,656
Purchase of short term investments, net	(47,282,234)
Amortization (accretion) of discount and premium, net	(1,336,878)
Increase in investment securities sold receivable	(3,037,865)
Decrease in dividends and interest receivable	78,772
Increase in other assets	(49,311)
Increase in receivable for open forward foreign currency contracts	(1,600,257)
Increase in investment securities purchased payable	6,987,623
Increase in broker fees and charges payable on short sales	298,698
Increase in dividends and interest payable for securities sold short	524,526
Increase in cash due to custodian	26,161
Increase in professional fees payable	15,561
Decrease in custodian payable	(3,835)
Increase in shareholder communication payable	5,089
Decrease in due to Directors	(945)
Increase in due to manager	25,515
Decrease in due to transfer agent	(161,302)
Increase in due to NYLIFE Distributors	12,226
Decrease in variation margin on futures contracts	(324,166)
Increase in payable for open forward foreign currency contracts	3,353,483
Decrease in accrued expenses	(1,684)
Net change in unrealized (appreciation) depreciation on investments	(42,191,057)
Net realized (gain) loss from investments	(8,016,217)
Net change in unrealized (appreciation) depreciation on securities sold short	1,705,506
Net realized (gain) loss from securities sold short	(943,762)

Net cash provided by operating activities	9,624,418

Cash flows from financing activities:
Proceeds from shares sold	342,550,231
Payment on shares redeemed	(329,528,394)
Cash distributions paid	(8,181,429)

Net cash from financing activities	4,840,408

Net increase in cash:	14,464,826
Cash at beginning of period	1,345,778

Cash at end of period	$15,810,604

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $29,663,135.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,								February 28, 2008** through October 31,
	2013*		2012		2011		2010		2009		2008
Net asset value at beginning of period	$11.89		$11.26		$12.01		$10.87		$8.04		$9.84

Net investment income (loss) (a)	0.34		0.70		0.68		0.83		0.89		0.34
Net realized and unrealized gain (loss) on investments	0.50		0.74		(0.62)		1.48		2.72		(1.76)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.05		(0.00	)‡	(0.20)		0.01		—

Total from investment operations	0.84		1.49		0.06		2.11		3.62		(1.42)

Less dividends and distributions:
From net investment income	(0.34)		(0.69)		(0.66)		(0.89)		(0.79)		(0.38)
From net realized gain on investments	(0.06)		(0.17)		(0.15)		(0.08)		—		—

Total dividends and distributions	(0.40)		(0.86)		(0.81)		(0.97)		(0.79)		(0.38)

Redemption fee (b)	—		—		—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$12.33		$11.89		$11.26		$12.01		$10.87		$8.04

Total investment return (c)	7.27	%(d)	13.83%		0.42%		20.29%		47.24%		(14.84	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.63	%††	6.16%		5.71%		7.24%		9.06%		5.30	% ††
Net expenses (excluding short sale expenses)	1.23	%††(e)	1.25	%(e)	1.30	%(e)	1.35%		1.47%		1.38	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.43	%††	1.61%		1.75%		2.19%		2.83%		4.20	% ††
Short sale expenses	0.20	%††	0.36%		0.45%		0.66%		1.27%		1.54	% ††
Portfolio turnover rate	16%		23%		31%		29%		47%		26%
Net assets at end of period (in 000’s)	$4,025		$2,816		$1,989		$4,467		$2,609		$21

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

28	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,								December 14, 2007** through October 31,

	2013*		2012		2011		2010		2009		2008
Net asset value at beginning of period	$11.94		$11.30		$12.05		$10.90		$8.06		$10.00

Net investment income (loss) (a)	0.34		0.70		0.68		0.82		0.93		0.52
Net realized and unrealized gain (loss) on investments	0.50		0.75		(0.62)		1.50		2.69		(2.05)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	) ‡	0.05		(0.00	) ‡	(0.20)		0.01		—

Total from investment operations	0.84		1.50		0.06		2.12		3.63		(1.53)

Less dividends and distributions:
From net investment income	(0.34)		(0.69)		(0.66)		(0.89)		(0.79)		(0.41)
From net realized gain on investments	(0.06)		(0.17)		(0.15)		(0.08)		—		—

Total dividends and distributions	(0.40)		(0.86)		(0.81)		(0.97)		(0.79)		(0.41)

Redemption fee (b)	—		—		—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$12.38		$11.94		$11.30		$12.05		$10.90		$8.06

Total investment return (c)	7.22	%(d)	13.84%		0.49%		20.27%		47.45%		(15.93	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.60	%††	6.13%		5.82%		7.06%		9.36%		6.59	% ††
Net expenses (excluding short sale expenses)	1.26	%††(e)	1.28	%(e)	1.30	%(e)	1.30%		1.29%		1.29	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.46	%††	1.64%		1.75%		2.15%		2.66%		2.86	% ††
Short sale expenses	0.20	%††	0.36%		0.45%		0.66%		1.27%		1.45	% ††
Portfolio turnover rate	16%		23%		31%		29%		47%		26%
Net assets at end of period (in 000’s)	$489,948		$445,818		$416,289		$237,543		$28,987		$559

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,								December 14, 2007** through October 31,

	2013*		2012		2011		2010		2009		2008
Net asset value at beginning of period	$11.89		$11.27		$12.01		$10.88		$8.05		$10.00

Net investment income (loss) (a)	0.29		0.62		0.59		0.70		0.84		0.40
Net realized and unrealized gain (loss) on investments	0.51		0.73		(0.61)		1.52		2.70		(2.02)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.05		(0.00	) ‡	(0.20)		0.01		—

Total from investment operations	0.80		1.40		(0.02)		2.02		3.55		(1.62)

Less dividends and distributions:
From net investment income	(0.29)		(0.61)		(0.57)		(0.81)		(0.72)		(0.33)
From net realized gain on investments	(0.06)		(0.17)		(0.15)		(0.08)		—		—

Total dividends and distributions	(0.35)		(0.78)		(0.72)		(0.89)		(0.72)		(0.33)

Redemption fee (b)	—		—		—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$12.34		$11.89		$11.27		$12.01		$10.88		$8.05

Total investment return (c)	6.87	%(d)	12.97%		(0.16%)		19.27%		46.11%		(16.58	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.88	%††	5.41%		5.09%		6.07%		8.49%		4.79	% ††
Net expenses (excluding short sale expenses)	1.98	%††(e)	2.00	%(e)	2.06	% (e)	2.09%		2.22%		2.12	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.18	%††	2.36%		2.51%		2.94%		3.58%		4.80	% ††
Short sale expenses	0.20	%††	0.36%		0.45%		0.67%		1.27%		1.45	% ††
Portfolio turnover rate	16%		23%		31%		29%		47%		26%
Net assets at end of period (in 000’s)	$187,011		$172,027		$157,442		$72,327		$3,128		$20

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

30	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,								December 14, 2007** through October 31,

	2013*		2012		2011		2010		2009		2008
Net asset value at beginning of period	$11.96		$11.32		$12.07		$10.92		$8.05		$10.00

Net investment income (loss) (a)	0.35		0.73		0.71		0.86		0.88		0.49
Net realized and unrealized gain (loss) on investments	0.51		0.75		(0.62)		1.49		2.78		(2.02)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.05		(0.00	)‡	(0.20)		0.01		—

Total from investment operations	0.86		1.53		0.09		2.15		3.67		(1.53)

Less dividends and distributions:
From net investment income	(0.35)		(0.72)		(0.69)		(0.92)		(0.80)		(0.42)
From net realized gain on investments	(0.06)		(0.17)		(0.15)		(0.08)		—		—

Total dividends and distributions	(0.41)		(0.89)		(0.84)		(1.00)		(0.80)		(0.42)

Redemption fee (b)	—		—		—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$12.41		$11.96		$11.32		$12.07		$10.92		$8.05

Total investment return (c)	7.43	%(d)	14.10%		0.74%		20.54%		47.79%		(15.73	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.85	%††	6.38%		6.05%		7.51%		9.71%		5.91	% ††
Net expenses (excluding short sale expenses)	1.01	%††(e)	1.03	%(e)	1.05	%(e)	1.05%		1.04%		1.04	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.21	%††	1.39%		1.50%		1.89%		2.38%		2.52	% ††
Short sale expenses	0.20	%††	0.36%		0.45%		0.66%		1.29%		1.45	% ††
Portfolio turnover rate	16%		23%		31%		29%		47%		26%
Net assets at end of period (in 000’s)	$538,499		$513,289		$374,780		$290,900		$171,449		$105,928

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

Eclipse Funds Inc. (the “Company”), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and offers one fund. These financial statements and notes relate to the MainStay High Yield Opportunities Fund (the “Fund”), a diversified fund. After the close of business on May 24, 2013, the Fund was reorganized into MainStay Funds Trust. See Note 11 for additional details.

The Fund currently offers four classes of shares. Class A, Class C, and Class I shares commenced operations on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evalua-

32	MainStay High Yield Opportunities Fund

tions, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund held securities with a value of $17,128,999 that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in con-

sultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the engaged independent pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments the Manager may consider additional factors such as liquidity of the Fund’s investments. As of April 30, 2013, the Fund held securities with a value of $1,913,704 that were valued by single broker quotes and/or deemed to be illiquid.

Credit default swaps are valued at prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. Swaps are marked-to-market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. These securities are generally categorized as Level 2 in the hierarchy.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the tables below. A significant increase or

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 4/30/13	Valuation Technique	Unobservable Inputs	Range
Corporate Bond (1 position)	$11,797	Market Approach	Exchange Value	195
			Credit Value	83
Foreign Bonds (1 position)	16,757,881	Market Approach	Yield Discount	75bp
Loan Assignments & Participation (1 position)	1,913,704	Income/Market Approach	Offered Quote	101.625
Common Stock (1 position)	359,321	Market Approach	EBITDA Multiple	5

	$19,042,703

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

34	MainStay High Yield Opportunities Fund

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund invests in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2013, the Fund did not hold any unfunded commitments.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by ‘‘marking-to-market’’ such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of

Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Swap Contracts.  The Fund may enter into credit default, interest rate, index and currency exchange rate contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap.

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Swaps are “marked-to-market” daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions. As of April 30, 2013, the Fund did not hold any swap contracts.

(K)  Securities Sold Short.  The Fund may engage in sale of securities they do not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends paid on short sales are recorded as expenses on the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected on the Statement of Assets and Liabilities.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by ‘‘marking-to-market’’ such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(M)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market	value of investment securities, other assets and liabilities— at the valuation date, and

(ii) purchases	and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities may be purchased only when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants, if such warrants are not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2013, the Fund did not hold any rights.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against

36	MainStay High Yield Opportunities Fund

counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(P)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(Q)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price.

(R)  Concentration of Risk.  The Fund’s principal investments include high-yield securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(S)  Indemnifications.  Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(T)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$2,511,900	$—	$2,511,900
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	1,686,209	—	—	1,686,209

Total Fair Value		$1,686,209	$2,511,900	$—	$4,198,109

mainstayinvestments.com	37

Notes to Financial Statements (Unaudited) (continued)

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$(1,371,170)	$(1,371,170)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(3,942,555)	—	—	(3,942,555)

Total Fair Value		$(3,942,555)	$—	$(1,371,170)	$(5,313,725)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(80,533)	$(80,533)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	1,433,364	—	—	1,433,364

Total Realized Gain (Loss)		$1,433,364	$—	$(80,533)	$1,352,831

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$—	$622,849	$—	$622,849
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	(1,299,314)	(1,299,314)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,753,226)	—	—	(1,753,226)

Total Change in Unrealized Appreciation (Depreciation)		$(1,753,226)	$622,849	$(1,299,314)	$(2,429,691)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	—	141,396	—	141,396
Futures Contracts Short	—	—	(1,709)	(1,709)
Forward Contracts Long	$33,219,871	$—	$—	$33,219,871
Forward Contracts Short	$(215,511,604)	$—	$—	$(215,511,604)

(1)	Amount disclosed represents the weighted average held during the period ended April 30, 2013.

38	MainStay High Yield Opportunities Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.30% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $4,574,925.

State Street Bank, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Company, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $5,613 and $66,452, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $2,490 and $10,550, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Company. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$2,198
Class A	381,126
Class C	119,072
Class I	414,841

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$62,448,105
Long-Term Capital Gain	13,573,438
Total	$76,021,543

mainstayinvestments.com	39

Notes to Financial Statements (Unaudited) (continued)

Note 5–Restricted Securities

As of April 30, 2013, the Fund held the following restricted securities:

Security	Date of Acquisition	Shares/Principal Amount	Cost	4/30/13 Value	Percent of Net Assets
Aleris International, Inc.
Common Stocks	7/6/10	13,652	$922,364	$359,321	0.03
Corporate Bond 6.00% due 6/1/20	7/6/10	$11,797	8,872	11,797	0.00	‡
Total			$931,236	$371,118	0.03

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Pursuant to the custodian agreement, State Street receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with State Street. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations. Effective January 2, 2013 credits were no longer received on the average daily cash balance.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $179,990 and $195,053, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	120,967	$1,473,483
Shares issued to shareholders in reinvestment of dividends and distributions	8,606	104,008
Shares redeemed	(23,568)	(286,361)

Net increase (decrease) in shares outstanding before conversion	106,005	1,291,130
Shares converted into Investor Class (See Note 1)	5,991	73,563
Shares converted from Investor Class (See Note 1)	(22,460)	(272,869)

Net increase (decrease)	89,536	$1,091,824

Year ended October 31, 2012:
Shares sold	104,672	$1,201,536
Shares issued to shareholders in reinvestment of dividends and distributions	14,359	161,680
Shares redeemed	(43,701)	(496,828)

Net increase (decrease) in shares outstanding before conversion	75,330	866,388
Shares converted into Investor Class (See Note 1)	9,890	116,883
Shares converted from Investor Class (See Note 1)	(24,993)	(287,569)

Net increase (decrease)	60,227	$695,702

40	MainStay High Yield Opportunities Fund

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	11,173,506	$136,320,083
Shares issued to shareholders in reinvestment of dividends and distributions	1,089,652	13,208,220
Shares redeemed	(10,063,678)	(122,376,752)

Net increase (decrease) in shares outstanding before conversion	2,199,480	27,151,551
Shares converted into Class A (See Note 1)	22,368	272,869
Shares converted from Class A (See Note 1)	(5,966)	(73,563)

Net increase (decrease)	2,215,882	$27,350,857

Year ended October 31, 2012:
Shares sold	22,170,688	$253,118,126
Shares issued to shareholders in reinvestment of dividends and distributions	2,383,405	26,859,175
Shares redeemed	(24,050,383)	(273,993,023)

Net increase (decrease) in shares outstanding before conversion	503,710	5,984,278
Shares converted into Class A (See Note 1)	24,891	287,569
Shares converted from Class A (See Note 1)	(9,850)	(116,883)

Net increase (decrease)	518,751	$6,154,964

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	2,313,808	$28,157,083
Shares issued to shareholders in reinvestment of dividends and distributions	306,671	3,700,415
Shares redeemed	(1,925,571)	(23,412,900)

Net increase (decrease)	694,908	$8,444,598

Year ended October 31, 2012:
Shares sold	4,111,926	$46,892,296
Shares issued to shareholders in reinvestment of dividends and distributions	615,397	6,920,330
Shares redeemed	(4,238,887)	(48,049,382)

Net increase (decrease)	488,436	$5,763,244

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	14,533,970	$178,394,453
Shares issued to shareholders in reinvestment of dividends and distributions	1,041,481	12,650,492
Shares redeemed	(15,094,435)	(184,808,949)

Net increase (decrease)	481,016	$6,235,996

Year ended October 31, 2012:
Shares sold	23,650,401	$271,497,739
Shares issued to shareholders in reinvestment of dividends and distributions	1,965,293	22,308,182
Shares redeemed	(15,790,197)	(180,927,116)

Net increase (decrease)	9,825,497	$112,878,805

Note 10–Other Matters

Lehman Brothers International (Europe) (“LBIE”) was one of the Fund’s trading counterparties for executing short sale transactions. In connection with these securities sold short transactions, Lehman Brothers, Inc. (“LBI”) acted as the Fund’s and LBIE’s agent and the Fund pledged securities as collateral to LBI on its own behalf and also as agent for LBIE, and these securities are held in an account with the Fund’s custodian, State Street. As of April 30, 2013, these pledged securities had a market value of approximately $4 million. Additionally, the Fund had other securities that were originally pledged as collateral for LBIE which have since been called by the issuer or have matured. As a result, cash of approximately $45.2 million is pledged as collateral for the benefit of LBIE, and has been deemed restricted by the Fund.

LBIE was placed in administration under the U.K. Insolvency Act on September 15, 2008. Accordingly, the Fund’s ability to transact with LBI/LBIE is limited, and the Fund is unable to close out securities sold short with LBI/LBIE with a market value as of April 30, 2013 of approximately $30 million. The Fund also has not been able to sell the securities that are pledged as collateral for the benefit of LBI/LBIE. While this has not impacted the Fund’s ability to implement its investment strategy to date, until these securities are made available, there may be an impact on the Fund’s ability to fully implement its investment strategy.

The Fund has been pursuing efforts to return the borrowed securities and secure the release of collateral. In furtherance of the Fund’s efforts to secure the release of the collateral, on August 27, 2010, the Fund filed a motion with the U.S. Bankruptcy Court overseeing the U.S. insolvency proceeding relating to LBI seeking to secure release of the collateral. On December 7, 2010, the Trustee for LBI filed a Notice of Determination of Claim allowing the Fund a “customer property” claim for the collateral but the Fund disagrees with this designation and may litigate the determination if the value of the customer property distributions is less than the full value of the collateral. On May 29, 2013, the LBI trustee agreed to release all of the collateral into an escrow account maintained by the Fund and LBIE when LBI distributes other customer property. This agreement is detailed in a stipulation that has been signed by the trustee and the Fund, and is awaiting court approval, which is expected by late June. If for some unforeseen reason the entirety of the collateral is not released by LBI, the stipulation falls away and the Fund retains its rights to litigate this matter. However, if we do need to litigate this matter, the Fund cannot assure that the litigation will be successful.

In order to mitigate any potential negative impact on the Fund and its shareholders which may result from a final judicial determination that the Fund is not entitled to the unfettered use and ownership of the collateral, the Fund and New York Life, an affiliate of the Manager, have entered into an agreement with respect to the collateral (the “Agreement”). The Agreement was made as of August 27, 2010. Pursuant to the Agreement, at the conclusion of the bankruptcy appeal process, should the Fund be entitled to obtain less than 100% of the then current market value of the collateral, New York Life will contribute to the Fund the difference between the value of the assets ultimately returned to the Fund and the then current market value of the collateral. Consistent with the Fund’s securities valuation policies described in Note 2(A), the Agreement is being valued by a method deemed in good faith to represent fair value. The primary factors considered in valuing

mainstayinvestments.com	41

Notes to Financial Statements (Unaudited) (continued)

the Agreement include: (1) the likelihood that at the conclusion of the bankruptcy appeal process the Fund will receive less than 100% of the then current market value of the collateral; and (2) the financial strength and capital of New York Life. As of April 30, 2013 and through June 26, 2013, there has been no other information that would lead management to believe that the Fund will receive something less than 100% of the then-current market value of the collateral. Accordingly, the Agreement has been valued at zero dollars as of April 30, 2013.

The Agreement will terminate upon the earlier of the following: (i) the entry of a final order providing the Fund with unfettered use and ownership of all collateral; (ii) satisfaction of New York Life’s payment obligations to the Fund under the Agreement. The Fund is recording its obligations on short sales based on management’s belief that the Fund will ultimately settle those short sales at market value on the date of settlement. Should the settlement amount of the open short positions be something other than the market value on the date of the settlement, the value of this liability could be materially impacted.

Note 11–Reorganization

On October 1, 2009, the Board of the Company approved the reorganization of the Fund into a “shell” series of MainStay Funds Trust, a newly organized Delaware statutory trust. After considering all relevant facts, the Board determined that the Reorganization would be in the best interests of the Fund’s shareholders and that the interests of shareholders would not be diluted as a result of the Reorganization. On May 24, 2013, the reorganization was carried out in accordance with the terms of an Agreement and Plan of Reorganization between the

Company and MainStay Funds Trust that provided for (1) the acquisition of all of the assets of the Fund by a series (“New Fund”) of MainStay Funds Trust, in exchange for shares of the New Fund and the assumption of all liabilities of the Fund by the New Fund and (2) the subsequent liquidation of the Fund (“Reorganization”). The Reorganization was not subject to shareholder approval.

After the close of business on May 24, 2013, shareholders of the Fund own shares of the corresponding class of the New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. Importantly, the Reorganization is not expected to have a material impact on the manner in which the Fund is managed or on shareholders’ ability to purchase, redeem or exchange shares of the MainStay Funds they own. In particular, no changes have been made or are expected to be made to the Fund’s investment objective, investment process, portfolio management, risks, class structure, or fees solely as a result of the Reorganization.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the Reorganization disclosed in Note 11.

42	MainStay High Yield Opportunities Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors, including a majority of the independent directors, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Directors of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay High Yield Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors (the “Independent Directors”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers , including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and

mainstayinvestments.com	43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including

MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

44	MainStay High Yield Opportunities Fund

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the

Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Agreements.

mainstayinvestments.com	45

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

46	MainStay High Yield Opportunities Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30130 MS175-13	MSHYR10-06/13 NL0C3

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)     Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS INC.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date: July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date: July 8, 2013

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date: July 8, 2013

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.